UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 16, 2007 (April 11, 2007)

ALBEMARLE CORPORATION

(Exact name of Registrant as specified in charter)

Virginia	1-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

330 South Fourth Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code

(804) 788-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Committee Appointments

Effective as of April 11, 2007, upon recommendation of the Corporate Governance and Social Responsibility Committee of the Board of Directors (the “Board”) of Albemarle Corporation (the “Company”), the Board designated the following directors to serve as members of the Executive Compensation Committee, the Corporate Governance and Social Responsibility Committee and the Audit Committee as follows:

Executive Compensation Committee

Richard L. Morrill, Chairman

Seymour S. Preston III

Anne Marie Whittemore

John Sherman, Jr.

R. William Ide III

Corporate Governance and Social Responsibility Committee

Charles E. Stewart, Chairman

R. William Ide III

Richard L. Morrill

Anne Marie Whittemore

Harriett Tee Taggart

Audit Committee

J. Alfred Broaddus, Jr, Chairman

Seymour S. Preston III, Vice Chairman

John Sherman, Jr.

Harriett Tee Taggart

Charles E. Stewart

Restricted Stock Awards

On April 11, 2007, the Executive Compensation Committee approved a grant of 50,000 shares of restricted stock under the Albemarle Corporation 2003 Stock Incentive Plan (the “Plan”) to each of Mark C. Rohr, Richard J. Diemer, Jr., Luther C. Kissam, IV and John M. Steitz. The shares of restricted stock granted to Mr. Rohr will vest in three equal increments beginning on the third anniversary of the award, unless Mr. Rohr elects to retire under the Company’s defined benefit retirement plan at any time following the third anniversary of the award. In such event, any unvested portion of the award will become vested and non-forfeitable upon retirement. The shares of restricted stock granted to Messrs. Diemer, Kissam and Steitz vest in three equal increments beginning on the third anniversary of the award. If any such individual terminates his employment with the Company for any reason prior to the full vesting of such award, the unvested portions of such award will be forfeited. Each of the awards is subject to the terms of a Restricted Stock Agreement. The form of Restricted Stock Agreement is filed as Exhibit 10.14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 (No. 1-12658), and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of April 11, 2007, the Company’s Board of Directors amended Section 2 of Article II of the Company’s Bylaws to decrease the size of the Board of Directors to 11 directors.

The Company’s Bylaws, as amended, are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended Bylaws of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2007

ALBEMARLE CORPORATION

By:	/s/ Luther C. Kissam, IV
Luther C. Kissam, IV
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit
3.1	Amended Bylaws of the Company